                                                                     EXHIBIT 4.1

                                 AMENDMENT NO. 1

            AMENDMENT NO. 1 dated as of January 28, 2004 to the Credit Agreement dated as of March 7, 2003 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between LAMAR MEDIA CORP. (the "Borrower"), the SUBSIDIARY GUARANTORS party thereto (the "Subsidiary Guarantors"), the lenders party thereto and JPMORGAN CHASE BANK, as administrative agent for the lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            The Borrower, and the Administrative Agent pursuant to authority granted by, and having obtained all necessary consents of, (i) the Required Lenders (not including the Tranche B Lenders) and (ii) the Required Tranche A Lenders party to the Credit Agreement (such Required Lenders and Required Tranche A Lenders being herein referred to as the "Required Amendment Lenders"), wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

            Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

            2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

            2.02. Definitions. Section 1.01 of the Credit Agreement shall be amended by amending the following definitions (to the extent already included in said Section 1.01) and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Section 1.01):

            "Additional Tranche A Commitment" means, with respect to each Additional Tranche A Lender, the commitment of such Lender to make Tranche A Loans pursuant to Section 2.01(e). The aggregate original amount of the Additional Tranche A Commitment is $125,000,000.

            "Additional Tranche A Lender" means any Lender that makes Additional Tranche A Term Loans pursuant to Section 2.01(e).

            "Additional Tranche A Term Loan" means a Loan made pursuant to this Agreement which constitutes an increase in the Tranche A Term Loans made pursuant to Section 2.01(e).

                                 Amendment No. 1

            "Amendment No. 1 Effective Date" means the date upon which the conditions precedent set forth in Section 4 of Amendment No. 1 hereto shall have been satisfied or waived.

            "Incremental Loan Commitment" means, with respect to each Lender, the amount of the offer of such Lender to make Incremental Loans of any Series that is accepted by the Borrower in accordance with the provisions of Section 2.01(d), as such amount may be (a) reduced from time to time pursuant to Sections 2.07 and 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section
      10.04. The aggregate amount of the Incremental Loan Commitments of all Series shall not exceed $500,000,000, provided that, in addition to and without utilizing such limit, on the Amendment No. 1 Effective Date the Borrower shall establish a Series of Incremental Loan Commitments (designated as Tranche C Commitments) which Commitments shall either (x) provide that the proceeds of any Incremental Loans made under such Tranche C Commitments are required to be applied to the payment or prepayment of principal of Tranche B Term Loans outstanding hereunder on the date such Incremental Loans are made or (y) provide, as to any Incremental Loan Lender that wishes to hold Incremental Loans made under such Tranche C Commitments and that also holds Tranche B Term Loans that such Lender may elect, by notice to the Administrative Agent, to convert existing Tranche B Term Loans held by it into Incremental Loans of such Series.

            "Tranche A Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche A Term Loans on the Effective Date (and, with respect to each Additional Tranche A Lender, the commitment, if any, of such Additional Tranche A Lender to make Tranche A Term Loans pursuant to Section 2.01(e)), expressed as an amount representing the maximum aggregate principal amount of the Tranche A Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Sections 2.07 and 2.09 or (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Tranche A Commitment is set forth opposite the name of such Lender on its Lender Addendum to this Agreement (or, in the case of an Additional Tranche A Commitment, set forth opposite the name of such Lender on its Lender Addendum to Amendment No. 1 hereto) under the caption "Tranche A Commitment" (or "Additional Tranche A Commitment") or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The aggregate amount of the Tranche A Commitments, after giving effect to Amendment No. 1 hereto, is $425,000,000. No portion of the Tranche A Commitments shall be deemed to be Incremental Commitments for any purpose of this Agreement.

            "Tranche A Lender" means (a) initially, a Lender that has a "Tranche A Commitment" set forth opposite the name of such Lender on its Lender Addendum to this Agreement (or an "Additional Tranche A commitment" set forth opposite the name of

                                 Amendment No. 1
      such Lender on its Lender Addendum to Amendment No. 1 hereto) and (b) thereafter, the Lenders from time to time holding Tranche A Term Loans and Tranche A Commitments, after giving effect to any assignments thereof permitted by Section 10.04.

            2.03. Incremental Loans. Section 2.01(d) of the Credit Agreement shall be amended in its entirety to read as follows:

            "(d) Incremental Loans. In addition to Borrowings of Revolving Credit Loans and Term Loans pursuant to paragraphs (a), (b) and (c) above, at any time and from time to time, the Borrower may request that the Lenders (or other financial institutions agreed to by the Borrower and the Administrative Agent) offer to enter into commitments to make additional term loans (each such loan being herein called an "Incremental Loan") under this paragraph (d). In the event that one or more of the Lenders (or such other financial institutions) offer, in their sole discretion, to enter into such commitments, and such Lenders (or financial institutions) and the Borrower agree as to the amount of such commitments that shall be allocated to the respective Lenders (or financial institutions) making such offers and the fees (if any) to be payable by the Borrower in connection therewith, such Lenders (or financial institutions) shall become obligated to make Incremental Loans under this Agreement in an amount equal to the amount of their respective Incremental Loan Commitments (and such financial institutions shall become "Incremental Loan Lenders" hereunder). The Incremental Loans to be made pursuant to any such agreement between the Borrower and one or more Lenders (including any such new Lenders) in response to any such request by the Borrower shall be deemed to be a separate "Series" of Incremental Loans for all purposes of this Agreement. Anything herein to the contrary notwithstanding, (i) the minimum aggregate principal amount of Incremental Loan Commitments entered into pursuant to any such request (and, accordingly, the minimum aggregate principal amount of any Series of Incremental Loans) shall be $10,000,000 and (ii) the aggregate principal amount of all Incremental Loan Commitments and all outstanding Series of Incremental Loans shall not exceed $500,000,000; provided that (A) the Incremental Loans (designated Tranche C Term Loans) made upon the Amendment No. 1 Effective Date shall be in addition to and not utilize such $500,000,000 limit, so long as the requirements set forth in the last sentence of the definition of "Incremental Loan Commitment" in Section 1.01 shall be satisfied in respect of such Loans and (B) the Additional Term A Loans made upon the Amendment No. 1 Effective Date shall not be deemed to be Incremental Loans for any purpose of this Agreement.

            Following the acceptance by the Borrower of the offers made by any one or more Lenders to make any Series of Incremental Loans pursuant to the foregoing provisions of this paragraph (d), each Incremental Loan Lender in respect of such Series of Incremental Loans severally agrees, on the terms and conditions of this Agreement, to make such Incremental Loans to the Borrower during the period from and including the date of such acceptance to and including the commitment termination date specified in the agreement entered into with respect to such Series in an aggregate principal amount up to but not exceeding the amount of the Incremental Loan Commitment of such Incremental Loan Lender in respect of such Series as in effect from time to time. The Incremental Loans

                                 Amendment No. 1

      (designated Tranche C Term Loans) upon the Amendment No. 1 Effective Date, may, at the option of an Incremental Loan Lender, be made through the conversion of existing Tranche B Term Loans into Incremental Loans of such Series as provided in the last sentence of the definition of "Incremental Loan Commitment" in Section 1.01 (and each reference in this Agreement to the making of any such Incremental Loans or words of similar import, shall in the case of such Lender be deemed to include such conversion). Thereafter, subject to the terms and conditions of this Agreement, the Borrower may convert Incremental Loans of such Series of one Type into Incremental Loans of such Series of another Type (as provided in Section 2.06) or continue Incremental Loans of such Series of one Type as Incremental Loans of such Series of the same Type (as provided in Section 2.06). Incremental Loans of any Series that are prepaid may not be reborrowed as Incremental Loans of the same Series.

            Proceeds of Incremental Loans shall be available for any use permitted under the applicable provisions of Section 6.09."

            2.04 Increase in Tranche A Term Loans. A new Section 2.01(e) is hereby inserted into the Credit Agreement to read as follows:

            "(e) Increase in Tranche A Term Loans. The Borrower shall have the right on the Amendment No. 1 Effective Date to increase the aggregate Tranche A Commitments hereunder by causing one or more other lenders (which may, with the consent of such Lender, include an existing Lender, each such lender an "Additional Tranche A Lender") with the approval of the Administrative Agent (which approval shall not be unreasonably withheld) to execute a Lender Addendum substantially in the form of Annex 1 to Amendment No. 1 hereto, pursuant to which such Additional Tranche A Lender shall undertake an Additional Tranche A Commitment in an amount equal to the amount set forth in said Lender Addendum. Upon the effectiveness of such Lender Addendum (the date of the effectiveness being hereinafter referred to as the "Increased Commitment Date"), such Additional Tranche A Lender shall (if not already a Lender) thereupon become a "Lender" for all purposes of this Agreement.

            Notwithstanding the foregoing, it is understood and agreed that any Additional Tranche A Lender that also holds any Tranche B Term Loans may elect, by notice to the Administrative Agent, that the Additional Tranche A Term Loans required to be made by such Lender on the Amendment No. 1 Effective Date shall, to the extent of the portion of such Additional Tranche A Term Loans not exceeding the aggregate principal amount of the Tranche B Term Loans of such Lender (net of any Tranche B Term Loans being concurrently prepaid or concurrently converted into Tranche C Term Loans of such Lender), be made through such Tranche B Term Loans being converted into Tranche A Term Loans (and each reference in this Agreement or the Credit Agreement to the "making" of any Tranche A Term Loan, or words of similar import, shall in the case of such Lender be deemed to include such conversion). Without limiting the generality of the foregoing, it is understood that the Tranche A Term Loans into which the Tranche B Term Loans are so converted shall be treated identically to the Tranche A Terms Loans

                                 Amendment No. 1
      being funded (and not being converted from Tranche B Term Loans) on the Amendment No. 1 Effective Date and shall have identical Interest Periods in identical proportions and durations as all other Tranche A Loans (and, for these purposes, any Interest Periods for Tranche B Term Loans that are Eurodollar Loans in effect on the Amendment No. 1 Effective Date shall be terminated on the Amendment No. 1 Effective Date, and any such converting Lender shall be paid accrued interest on its Tranche B Term Loans being so converted, together with any amounts payable under Section 2.14 of the Credit Agreement, as if the Tranche B Term Loans were being prepaid in full on the Amendment No. 1 Effective Date)."

            2.05 Repayment of Loans. Section 2.08(b) is hereby amended to read in its entirety as follows:

            "(b) Tranche A Term Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Tranche A Lenders the outstanding principal amount of the Tranche A Term Loans on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date:

Principal Payment Date                                  Principal Amount
----------------------                                  ----------------
March 31, 2005                                            $15,937,500
June 30, 2005                                             $15,937,500
September 30, 2005                                        $15,937,500
December 31, 2005                                         $15,937,500

March 31, 2006                                            $21,250,000
June 30, 2006                                             $21,250,000
September 30, 2006                                        $21,250,000
December 31, 2006                                         $21,250,000

March 31, 2007                                            $26,562,500
June 30, 2007                                             $26,562,500
September 30, 2007                                        $26,562,500
December 31, 2007                                         $26,562,500

March 31, 2008                                            $26,562,500
June 30, 2008                                             $26,562,500
September 30, 2008                                        $26,562,500
December 31, 2008                                         $26,562,500

March 31, 2009                                            $31,875,000
June 30, 2009                                             $31,875,000

                                 Amendment No. 1

      To the extent not previously paid, all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date.

            Notwithstanding the foregoing, if on any Test Date, the maturity date for any then-outstanding Senior Subordinated Notes, New Senior Subordinated Notes or New Senior Notes, or of any other convertible notes or notes offered and sold publicly or under Rule 144A (other than the Senior Secured Notes) shall fall within six months of the Test Date then the Tranche A Term Loans shall be paid in full on the date that is two months after the Test Date, provided that the foregoing shall not apply if the Required Tranche A Lenders shall elect otherwise at any time prior to the Test Date."

            2.06 Use of Proceeds. Section 6.09 is hereby amended to read in its entirety as follows:

            "SECTION 6.09. USE OF PROCEEDS. The proceeds of the Term Loans (excluding Additional Tranche A Term Loans) and the Revolving Loans will be used only (i) to refinance certain Indebtedness (including outstanding under the Existing Credit Agreement), (ii) for fees and expenses related to the transactions referred to in the foregoing clause (i) and (iii) to provide funds for Acquisitions and for the general corporate purposes of the Borrower and its Restricted Subsidiaries. The proceeds of Additional Tranche A Term Loans will be applied only towards the payment or prepayment of Tranche B Term Loans. The proceeds of the Incremental Loans will be used only for (i) Acquisitions and (ii) the general corporate purposes of the Borrower and its Restricted Subsidiaries in the ordinary course of business, provided that the proceeds of the Incremental Loans (designated Tranche C Term Loans) made on the Amendment No. 1 Effective Date shall be applied to the payment or prepayment of Tranche B Term Loans. No part of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X."

            Section 3. Representations and Warranties. The Borrower and each Subsidiary Guarantor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, as of the date hereof and the Amendment No. 1 Effective Date, that (i) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 1 and (ii) no Default or Event of Default has occurred and is continuing.

                                 Amendment No. 1

            Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof, shall become effective as of the date hereof upon satisfaction of the following conditions:

            (a) the Administrative Agent (or Special Counsel) shall have received executed counterparts of this Amendment No. 1 from the Borrower, each Subsidiary Guarantor and Holdings, and from the Administrative Agent pursuant to authority granted by, and having obtained all necessary consents of, (i) the Required Lenders (not including the Tranche B Lenders) and (ii) the Required Tranche A Lenders (not including the Additional Tranche A Lenders who are not existing Lenders) party to the Credit Agreement;

            (b) the Administrative Agent (or Special Counsel) shall have received duly executed Lender Addenda by each of the Additional Tranche A Lenders, the Borrower and the Administrative Agent for aggregate Additional Tranche A Commitments of $125,000,000; and

            (c) to the extent Tranche B Term Loans have not been converted into Tranche A Term Loans or Tranche C Term Loans, the principal of and interest on and all other amounts (including any amounts payable under Section 2.14 of the Credit Agreement) owing in respect of the Tranche B Term Loans shall have been prepaid in full from funds available to the Borrower, the proceeds of the Additional Tranche A Term Loans and the proceeds of a new Series of Incremental Loans (designated as Tranche C Term Loans) made under the Credit Agreement concurrently with the effectiveness of the amendments contemplated by this Amendment No. 1 (and, in that connection, the Required Tranche A Lenders by authorizing the Administrative Agent to execute and deliver this Amendment No. 1 have consented to the Tranche B Term Loans being so paid in full without concurrently prepaying any of the Tranche A Term Loans as otherwise required by Section 2.09(a) of the Credit Agreement).

            Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                                 Amendment No. 1

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

                                     LAMAR MEDIA CORP.

                                     By: /s/ Keith A. Istre
                                         ---------------------------------------
                                         Title: Chief Financial Officer

                                  SUBSIDIARY GUARANTORS

                                     LAMAR ADVERTISING OF COLORADO SPRINGS, INC.
                                     LAMAR TEXAS GENERAL PARTNER, INC.
                                     TLC PROPERTIES, INC.
                                     TLC PROPERTIES II, INC.
                                     LAMAR PENSACOLA TRANSIT, INC.
                                     LAMAR ADVERTISING OF YOUNGSTOWN, INC.
                                     NEBRASKA LOGOS, INC.
                                     OHIO LOGOS, INC.
                                     UTAH LOGOS, INC.
                                     SOUTH CAROLINA LOGOS, INC.
                                     MINNESOTA LOGOS, INC.
                                     MICHIGAN LOGOS, INC.
                                     FLORIDA LOGOS, INC.
                                     NEVADA LOGOS, INC.
                                     TENNESSEE LOGOS, INC.
                                     KANSAS LOGOS, INC.
                                     COLORADO LOGOS, INC.
                                     NEW MEXICO LOGOS, INC.
                                     CANADIAN TODS LIMITED
                                     LAMAR ADVERTISING OF MICHIGAN, INC.
                                     LAMAR ELECTRICAL, INC.
                                     AMERICAN SIGNS, INC.
                                     LAMAR OCI NORTH CORPORATION
                                     LAMAR OCI SOUTH CORPORATION
                                     LAMAR ADVERTISING OF KENTUCKY, INC.
                                     LAMAR FLORIDA, INC.
                                     LAMAR ADVAN, INC.
                                     LAMAR ADVERTISING OF SOUTH DAKOTA, INC.
                                     LAMAR CENTRAL OUTDOOR, INC.
                                     LAMAR ADVANTAGE HOLDING COMPANY
                                     LAMAR OHIO OUTDOOR HOLDING CORP.

                                 Amendment No. 1

                                     LAMAR BENCHES, INC.
                                     LAMAR I-40 WEST, INC.
                                     LAMAR ADVERTISING OF OKLAHOMA, INC.
                                     LAMAR OKLAHOMA HOLDING COMPANY, INC.
                                     HARDIN DEVELOPMENT CORPORATION
                                     PARSONS DEVELOPMENT COMPANY
                                     REVOLUTION OUTDOOR ADVERTISING, INC.
                                     OUTDOOR MARKETING SYSTEMS, INC.
                                     LAMAR ADVERTISING SOUTHWEST, INC.
                                     LAMAR DOA TENNESSEE HOLDINGS, INC.
                                     LAMAR DOA TENNESSEE, INC.
                                     TRANS WEST OUTDOOR ADVERTISING, INC.
                                     PREMERE OUTDOOR, INC.
                                     HAM DEVELOPMENT CORPORATION
                                     10 OUTDOOR ADVERTISING, INC.
                                     LAMAR CALIFORNIA ACQUISITION CORPORATION

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                             Keith A. Istre
                                             Vice President -Finance and
                                             Chief Financial Officer

                                     MISSOURI LOGOS, LLC
                                     KENTUCKY LOGOS, LLC
                                     OKLAHOMA LOGOS, L.L.C.
                                     MISSISSIPPI LOGOS, L.LC.
                                     DELAWARE LOGOS, L.L.C.
                                     NEW JERSEY LOGOS, L.L.C.
                                     GEORGIA LOGOS, L.L.C.
                                     VIRGINIA LOGOS, LLC
                                     MAINE LOGOS, L.L.C.
                                     WASHINGTON LOGOS, L.L.C.

                                     By: Interstate Logos, L.L.C.
                                     Its: Managing Member
                                     By: Lamar Media Corp., Its: Managing Member

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer

                                 Amendment No. 1

                                     INTERSTATE LOGOS, L.L.C.

                                     By: Lamar Media Corp.,
                                     Its: Managing Member

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer

                                     LAMAR ADVERTISING OF PENN, LLC
                                     LAMAR ADVERTISING OF LOUISIANA, L.L.C.
                                     LAMAR TENNESSEE, L.L.C.
                                     LAMAR AIR, L.L.C.
                                     LC BILLBOARD, L.L.C.
                                     ADVANTAGE ADVERTISING, LLC

                                     By: The Lamar Company, L.L.C.
                                     Its: Managing Member
                                     By: Lamar Media Corp.
                                     Its: Managing Member

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer

                                     THE LAMAR COMPANY, L.L.C.

                                     By: Lamar Media Corp.,
                                     Its: Managing Member

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer

                                 Amendment No. 1

                                     LAMAR TEXAS LIMITED PARTNERSHIP

                                     By: Lamar Texas General Partner, Inc.
                                     Its: General Partner

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer

                                     TLC PROPERTIES, L.L.C.
                                     TLC FARMS, L.L.C.

                                     By: TLC Properties, Inc.
                                     Its: Managing Member

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer

                                     OUTDOOR PROMOTIONS WEST, LLC
                                     TRANSIT AMERICA LAS VEGAS, L.L.C.
                                     LAMAR TRANSIT ADVERTISING OF NEW ORLEANS,
                                       LLC
                                     TRIUMPH OUTDOOR RHODE ISLAND, LLC

                                     By: Triumph Outdoor Holdings, LLC
                                     Its: Managing Member
                                     By: Lamar Central Outdoor, Inc.
                                     Its: Managing Member

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer

                                 Amendment No. 1

                                     TRIUMPH OUTDOOR HOLDINGS, LLC
                                     LAMAR ADVANTAGE GP COMPANY, LLC
                                     LAMAR ADVANTAGE LP COMPANY, LLC

                                     By: Lamar Central Outdoor, Inc.
                                     Its: Managing Member

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer

                                     LAMAR ADVANTAGE OUTDOOR
                                       COMPANY, L.P.

                                     By: Lamar Advantage GP Company, LLC
                                     Its: General Partner
                                     By: Lamar Central Outdoor, Inc.
                                     Its: Managing Member

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                           Keith A. Istre
                                           Vice President-Finance and
                                           Chief Financial Officer

                                     LAMAR T.T.R., L.L.C.

                                     By: Lamar Advertising of Youngstown, Inc.
                                     Its: Managing Member

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                           Keith A. Istre
                                           Vice President-Finance and
                                           Chief Financial Officer

                                 Amendment No. 1

                                     TEXAS LOGOS, L.P.

                                     By: Oklahoma Logos, L.L.C.
                                     Its: General Partner
                                     By: Interstate Logos, L.L.C.
                                     Its: Managing Member
                                     By: Lamar Media Corp.
                                     Its: Managing Member

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                           Keith A. Istre
                                           Vice President-Finance and
                                           Chief Financial Officer

                                     OUTDOOR MARKETING SYSTEMS, L.L.C.

                                     By: Outdoor Marketing Systems, Inc.
                                     Its: Managing Member

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                       Keith A. Istre
                                       Vice President-Finance and
                                       Chief Financial Officer

                                     STOKELY AD AGENCY, L.L.C.

                                     By: Lamar Central Outdoor, Inc.
                                     Its: Managing Member

                                     By:   /s/ Keith A. Istre
                                         ---------------------------------------
                                           Keith A. Istre
                                           Vice President-Finance and
                                           Chief Financial Officer

                                 Amendment No. 1

                                     ADMINISTRATIVE AGENT

                                     JPMORGAN CHASE BANK

                                     By

                                           /s/ Joan M. Fitzgibbon
                                           -------------------------------------
                                           Name: Joan M. Fitzgibbon
                                           Title: Managing Director

            By its signature below, the undersigned hereby consents to the foregoing Amendment No. 1 and confirms its obligations under the Holdings Guaranty and Pledge Agreement.

                                     LAMAR ADVERTISING COMPANY

                                     By:   /s/ Keith Istre
                                         ---------------------------------------
                                         Name:  Keith A. Istre
                                         Title: Chief Financial Officer

                                 Amendment No. 1

                                                                         ANNEX 1

                            [Form of Lender Addendum]

            Reference is made to Amendment No. 1, dated as of January 28, 2004 ("Amendment No. 1") to the Credit Agreement, dated as of March 7, 2003 (as amended pursuant to Amendment No. 1, the "Credit Agreement"), between LAMAR MEDIA CORP., a corporation duly organized and validly existing under the law of the State of Delaware (the "Borrower"), the Subsidiary Guarantors party thereto, the lenders party thereto (the "Lenders") and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and Amendment No. 1 and used herein shall have the meanings given to them in the Credit Agreement or in Amendment No. 1.

            Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 4 of Amendment No. 1, the undersigned hereby becomes a Lender under the Credit Agreement having the Additional Tranche A Commitment set forth opposite it signature below, effective as of the effective date of Amendment No. 1.

            This Lender Addendum shall be construed in accordance with and governed by the law of the State of New York.

            This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                                 Amendment No. 1

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                                     - 2 -

            IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ____ day of February, 2004.

Additional Tranche A
  Commitment:                                       ____________________________
                                                          [Name of Lender]

                                                    By: ________________________
                                                        Name:
                                                        Title:

Accepted and agreed:

LAMAR MEDIA CORP.

By: _______________________
    Name:
    Title:

JPMORGAN CHASE BANK,
as Administrative Agent

By: _______________________
    Name:
    Title:

                                 Amendment No. 1